UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                 --------------


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                        Date of Report: October 24, 2005
                       -----------------------------------
                        (Date of earliest event reported)


                       CITICORP MORTGAGE SECURITIES, INC.
                             (Packager and Servicer)
   (Issuer in Respect of the REMIC Pass-Through Certificates, Series 2005-7)
   --------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)


   Delaware                 000-16107, 333-109722             13-3408717
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  (State or other juris-       (Commission                 (I.R.S. Employer
 diction of organization)       File Nos.)                Identification No.)


   1000 Technology Drive, O'Fallon, Missouri                   63368
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   (Address of principal executive offices)                 (Zip Code)


Registrant's Telephone Number, including area code: (636) 261-1313

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(Former name, former address and former fiscal year, if changed since last report.)

Item 8.01.     Other Events.

                       CITICORP MORTGAGE SECURITIES, INC.
                 REMIC Pass-Through Certificates, Series 2005-7
                 -----------------------------------------------

     Attached as Exhibit I are the Computational Materials (as defined in the no-action letter dated May 20, 1994 issued by the Securities and Exchange Commission to Kidder, Peabody Acceptance Corporation I, Kidder, Peabody & Co. Incorporated and Kidder Structured Asset Corporation) and/or Structural Term Sheets (as defined in the no-action letter dated February 17, 1995 issued by the Securities and Exchange Commission to the Public Securities Association) prepared by Greenwich Capital Markets, Inc. that are required to be filed pursuant to such letters.


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


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                            CITICORP MORTGAGE SECURITIES, INC.
                                            (Registrant)

                                            By: /s/ Howard Darmstadter
                                               -------------------------
                                                    Howard Darmstadter
                                                    Assistant Secretary


Dated: October 24, 2005


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


                                  EXHIBIT INDEX

Exhibit No.                 Description                            Page No.
-----------                 -----------                        --------------

     I             Computational Materials/Structural                 5
                   Term Sheets prepared Greenwich Capital
                   Markets, Inc.

                                                                      Exhibit I



The information contained herein has been prepared solely for the use of
   Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
   makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
 Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

     The collateral information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

                                We own and offer


                                CMSI 05-7 Group 1
                               350MM 30YR JUMBO'A'



PASSTHRU :                          5.50%
GWAC :                              5.87%                     +/- 10 bps
WAM :                               358                       +/- 2 months


WA LTV :                            67%                       +/- 5%
BALANCE :                           550k Avg                  +/- 10k
OCCUPANCY :                         100% Owner Occ            95% min
TYPE :                              84% SFD/PUD               +/- 10%
PURPOSE :                           27% Cashout Refi          +/- 10%
GEOGRAPHICS :                       36% CA                    max 40%
                                    20% NY                    +/- 10%
WA FICO :                           742                       +/- 10 pts
INTEREST ONLY :                     ZERO


SETTLEMENT :                        10/31/05



                             All numbers approximate


                             RBS Greenwich Capital


                                       5